Exhibit 23.1


CLYDE BAILEY P.C.

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                                                   Certified Public Accountant
                                                      10924 Vance Jackson #404
                                                      San Antonio, Texas  78230
                                                            (210) 699-1287(Ofc.)
                                          (888) 699-1287  (210) 691-2911 (Fax)

Member:  American Institute of CPA's
         Texas Society of CPA's

February 8, 2001


I consent to the use, of my report dated January 12, 2001, in the Form SB2, on the financial statements of Dakota Imaging, Inc., dated October 31, 2000, included herein and to the reference made to me.

Clyde Bailey